EXHIBIT 7.02



                        INDEMNIFICATION ESCROW AGREEMENT


         AGREEMENT dated as of June 28, 1996, among Programmer's Paradise, Inc., a Delaware corporation, having offices at 1163 Shrewsbury Avenue, Shrewsbury, New Jersey 07702 ("Buyer"), The Software Developer's Company, Inc., having offices at 33 Riverside Drive, Pembroke, Massachusetts 02359 ("Seller"), and Golenbock, Eiseman, Assor & Bell, having offices at 437 Madison Avenue, New York, New York 10022 ("GEAB" or the "Escrow Agent").Buyer and Seller are hereinafter sometimes referred to as the "Parties."

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Agreement of Purchase and Sale of Assets, dated as of May 16, 1996 (the "Purchase Agreement"), among Buyer, Seller and Software Developers Company GmbH ("SDEV Germany"), Buyer is concurrently herewith purchasing from Seller and SDEV Germany the Purchased Assets, with any capitalized term used herein but not otherwise defined having the meaning ascribed to such term in the Purchase Agreement.

         WHEREAS, pursuant to Section 2.2(b) of the Purchase Agreement, the Parties have agreed that on the date hereof, $1,000,000 of the Purchase Price shall be deposited into escrow upon the terms stated herein.

         WHEREAS, the Parties desire to establish with the Escrow Agent the escrow contemplated by the Purchase Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         Appointment. The Parties hereby appoint and designate the law firm of GEAB as the Escrow Agent for the purposes herein set forth, and the Escrow Agent hereby accepts such appointment, subject to and in accordance with the provisions of this Escrow Agreement.

         Deposit. Seller hereby authorizes Buyer to deliver to the Escrow Agent on behalf of the Selling Parties, simultaneously with the execution and delivery of this Agreement and as partial payment of the Purchase Price under the Purchase Agreement, $1,000,000 (such amount, or any future balance thereof, being referred to herein as the "Escrow Fund"), to be held in accordance with the terms of this Agreement in a money-market account sponsored or managed by Republic National Bank, New York, New York (the "Escrow Account"). Upon the opening of the Escrow Account, the Escrow Agent will advise the Parties of the account number thereof.

         3. Claims Procedure.

                  1 Notice of Claims. At any time prior to the Escrow Termination Date (as hereinafter defined), Buyer may give notice to the Escrow Agent and Seller that pursuant to the terms of the Purchase Agreement Buyer is asserting a claim ("Claim") against a Selling Party. Such notice shall constitute the assertion of such Claim by Buyer against the Escrow Fund held in escrow hereunder. Buyer shall be entitled to make or assert a Claim under the Purchase Agreement that it is entitled to (a) an adjustment to the Purchase Price in accordance with Section 2.6 of the Purchase Agreement ("Purchase Price Claims"), or (b) indemnification under the Purchase Agreement. Upon the receipt of such notice of a Claim by the Escrow Agent in accordance with Section 8 hereof, the Escrow Agent shall hold in escrow hereunder such portion of the Escrow Fund as shall equal the amount of such Claim and all other pending Claims hereunder. Notice of a Claim given to the Escrow Agent and Seller pursuant to this Section 3.1 shall briefly set forth the basis of the Claim and, if then determinable by Buyer, a reasonable estimate of the amount thereof, which estimate may include an estimate of attorneys', accountants' and other fees to be incurred to resolve such Claim. If the estimated amount of a Claim is not set forth in the notice of the Claim given to the Escrow Agent and Seller, Buyer will give a further notice to the Escrow Agent and Seller setting forth Buyer's estimate of the amount of such Claim promptly after it is reasonably able to make such estimate. If the Claim is a Purchase Price Claim, Buyer shall state in such notice the status of the determination thereof pursuant to Section 2.6 of the Purchase Agreement and, if finally determined as therein provided, so indicate.

                  3.2 Objection; Delivery. For a period of twenty (20) days after the giving of any such notice of Claim to Seller, the Escrow Agent shall make no payment of any of the Escrow Funds in respect thereof unless the Escrow Agent shall have received written authorization from Seller to make such payment with respect to such Claim; provided, that if such notice of Claim shall be with respect to a Purchase Price Claim that has been finally determined in accordance with Section 2.6 of the Purchase Agreement, as certified in such notice, the Escrow Agent shall deliver to Buyer, without regard to the twenty-day period in this Section 3.2, free and clear of any interest of the Selling Parties therein, from the Escrow Fund, an amount equal to the amount of such Claim payable to Buyer pursuant to such determination, without further authorization from or right to object by Seller. Except with respect to a Purchase Price Claim that has been finally determined as aforesaid, after the expiration of such twenty
(20) day period, the Escrow Agent shall, to the extent of the Escrow Fund, make payment to Buyer of the amount stated in the notice of such Claim given by Buyer pursuant to Section 3.1 hereof, unless prior to the expiration of such twenty-day period the Escrow Agent and Buyer have received written notice from Seller that it disputes the Claim. In the event of a payment to Buyer, the Claim shall be deemed to have resulted in a determination in favor of Buyer, solely for purposes of delivery of the Escrow Fund to Buyer, it being understood that the provisions of Section 2.6 of the Purchase Agreement shall govern with respect to the determination of claims for purchase price adjustments under the Purchase Agreement and the provisions of Article 8 of the Purchase Agreement shall govern with respect to the determination of claims for indemnification under the Purchase Agreement. Any such written objection by Seller shall specify the amount stated in the notice of Claim, if any, Seller agrees Buyer is entitled to in respect of any such Claim. In the event of such specification by Seller, the Escrow Agent shall, to the extent of the Escrow Fund, make payment to Buyer of the amount agreed to by Seller in such notice. In the event it is later determined that Buyer is entitled to receive an amount in respect of such Claim in excess of the amount agreed to by Seller in such notice, and Seller shall not have paid such additional amount to Buyer, the Escrow Agent shall, to the extent of the Escrow Fund, make payment to Buyer of the amount of such excess or additional sum.

                  3.3 Determination of Claims. In case Seller shall, in the manner provided in Section 3.2 hereof, object in respect of any Claim (or any portion thereof) made by Buyer, then Seller and Buyer shall, within the fifteen
(15) day period beginning on the date of the receipt by Buyer of such written objection, attempt in good faith to agree upon the rights and obligations of the respective parties with respect to such Claim and how such Claim shall be paid. If Seller and Buyer so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties. The Escrow Agent shall be entitled to rely on any such memorandum and shall, to the extent of the Escrow Fund and the direction in such memorandum, make payment to Buyer as provided in such memorandum. If Seller and Buyer fail to so agree, such dispute shall be settled either by (a) mutual agreement of Buyer and Seller, evidenced by single written instructions to the Escrow Agent, (b) a binding and final arbitration award, provided the parties have agreed in the Purchase Agreement or otherwise to arbitration with respect to the matters in dispute, or (c) a final judgment, order or decree of a court of competent jurisdiction in the United States of America (the time for appeal therefrom having expired and no appeal having been perfected), all costs and expenses of which (including reasonable attorneys'
fees) shall be borne as provided in the Purchase Agreement or, failing any such agreement therein, by the party against whom the dispute is settled as aforesaid. Buyer and Seller agree to proceed in good faith and use their best efforts to resolve any disputes hereunder in a timely and commercially reasonable manner. The Escrow Agent shall be under no duty to institute or defend any such proceedings, and none of the costs and expenses of any such proceedings shall be borne by the Escrow Agent. Notwithstanding anything contained herein to the contrary, a determination with respect to a Purchase Price Claim may be made in accordance with Section 2.6 of the Purchase Agreement, without regard to any other or further periods set forth in this Agreement, and upon receipt of a certificate of Buyer as to such determination the Escrow Agent shall deliver to Buyer free and clear of any interest of the Selling Parties, from the Escrow Fund, an amount equal to the amount of such Claim payable to Buyer pursuant to such determination.

         4.  Term.

                  4.1 Term. The term of the escrow under this Agreement shall continue until 5:00 p.m. on the day (1) one year from the date of this Agreement (the "Escrow Termination Date"), except with respect to any then pending Claim.

                  4.2 No Claims at Termination. If at the Escrow Termination Date there shall be no Claims pending or awards or judgments outstanding, the Escrow Agent shall deliver the Escrow Funds then being held by it in escrow to Seller.

                  4.3 Claims at Termination. If at the Escrow Termination Date there shall be any Claims pending or awards or judgments outstanding, the Escrow Fund shall be reduced to and the Escrow Agent shall retain, until the final disposition of such Claim, such amount of the Escrow Fund as shall equal the amount of such Claim stated in the notice thereof, and the Escrow Agent shall deliver to Seller any portion of the Escrow Fund in excess of the aggregate of the outstanding or pending Claims, awards and judgments. If the Escrow Fund is equal to or less than the aggregate of the outstanding Claims, awards and judgments, the full amount of the Escrow Fund shall continue to be held in escrow. Any amount not theretofore delivered to Seller shall be delivered to Seller at such time or from time to time when the Claim, award or judgment to which the retained Escrow Funds relate has been fully rendered as herein provided and all amounts payable as a result thereof have been paid to Buyer. Notwithstanding anything to the contrary, in no event shall the Escrow Agent be required to release the Escrow Fund to Seller by reason of the occurrence of the Escrow Termination Date if Buyer shall object thereto by written notice to the Escrow Agent specifying the reasons for such objection.

                  4.4 Delivery. Promptly after the determination of a Claim in accordance with the provisions of Section 3.2 hereof and promptly after giving receipt of notice of the determination of a Claim in accordance with the provisions of Section 3.3 hereof, including a Purchase Price Claim (which notice shall be accompanied by a copy of any agreement, certificate, final arbitration award, provided that the parties hereto have agreed in the Purchase Agreement or otherwise to arbitration with respect to such matter, or final court order, judgment or decree evidencing such determination), the Escrow Agent shall deliver to Buyer, free and clear of any interest of the Selling Parties therein, from the Escrow Fund, an amount equal to the amount of such Claim payable to Buyer pursuant to such determination. If the amount of the Escrow Fund then held by the Escrow Agent is less than or equal to the amount of such Claim so payable, the Escrow Agent shall deliver to Buyer all of the Escrow Fund then held by it, free and clear of any interest of the Selling Parties therein.

                  4.5 Remedies Cumulative. The rights and remedies of Buyer under this Agreement are cumulative with, and in addition to, any and all other rights and remedies which Buyer may have under the Purchase Agreement.

                  4.6 Purchase Price Claim. Seller acknowledges that Buyer may, in its sole and absolute discretion, limit the amount to be delivered to it from the Escrow Fund in respect of a Purchase Price Claim to an amount not less than $500,000, and if a Purchase Price Claim or other Claim, as determined hereunder, shall exceed such limit, or the amount of the Escrow Fund, the Selling Parties shall be liable therefor.

         5.  The Escrow Agent.

                  5.1 Disputes. In the event the Escrow Agent shall believe there shall be any disagreement among or between the Parties resulting in adverse claims or demands being made in connection with the Escrow Fund, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled, at its option, (a) to refuse to comply with any claims or demands on it as long as such disagreement shall continue and, in so refusing, shall make no delivery or other disposition of the Escrow Fund pursuant to the terms of this Agreement and shall not be or become liable in any way or to any person for its failure or refusal to comply with such conflicting or adverse claims or demands and shall be entitled to continue so to refrain from acting and so to refuse to act until the Escrow Agent shall have received (i) a final and non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Fund, or (ii) a written agreement executed by Buyer and Seller directing delivery of the Escrow Fund, in which event the Escrow Agent shall disburse the Escrow Fund in accordance with such order or agreement, or (b) to place the Escrow Fund with a proper court and to apply to any court of competent jurisdiction (including the commencement of immediate action or suit) to determine the rights of the parties. Any court order referred to in (i) above shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said court order is final and non-appealable. The Escrow Agent shall act on such court order and legal opinion without further question.

                  5.2 Performance. To induce the Escrow Agent to act hereunder, it is further agreed by the parties that:

                           (a) The duties and  obligations  of the Escrow  Agent
shall be determined solely by the express provisions of this Agreement. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

                           (b) The Escrow  Agent  shall be entitled to rely upon
any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                           (c) The Escrow Agent shall not be bound or in any way
affected by any notice of any modification or cancellation of this Agreement or the Purchase Agreement, or of any fact or circumstance affecting or alleged to affect rights or liabilities hereunder other than as is herein set forth, or affecting or alleged to affect the rights and liabilities of any other person, unless notice of the same is delivered to the Escrow Agent in writing, signed by the proper parties to the Escrow Agent's satisfaction and, in the case of modification of the duties or responsibilities of the Escrow Agent, unless such modification shall be satisfactory to the Escrow Agent and approved by the Escrow Agent in writing.

                           (d) The  Escrow  Agent  shall not be  liable  for any
error of judgment, or any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, except in the case of its gross negligence or bad faith, nor shall it be liable for the default or misconduct of any employee, agent or attorney appointed by it who shall have been selected with reasonable care. Except with respect to claims based upon such gross negligence or bad faith that are successfully asserted against the Escrow Agent, the Parties shall defend (by attorneys selected by the Escrow Agent), indemnify and hold harmless the Escrow Agent (and any successor escrow agent) from and against any and all losses, liabilities, claims, actions, judgments, damages, costs and expenses arising out of and in connection with this Agreement or the Escrow Agent's duties or services hereunder. This indemnity includes, without limitation, disbursements and reasonable attorneys' fees either paid to retain attorneys or representing the fair value of legal services rendered by the Escrow Agent to itself. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith and in accordance with the terms hereof, including without limitation, any liability for any delays (not resulting from gross negligence or bad faith) in the investment or reinvestment of the Escrow Fund or any loss of interest incident to any such delays.

                           (e) The  Escrow  Agent  shall not  charge a  separate
administrative fee for its services as Escrow Agent hereunder. However, the Parties agree to pay or reimburse the Escrow Agent upon request for all reasonable expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by it in the performance of its duties hereunder.

                           (f) The Escrow  Agent  shall be  entitled  to consult
with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

                           (g) Escrow Agent shall be entitled to represent or to
act as an advisor of Buyer and its affiliates in any lawsuit or any other matter.

                           (h) The Escrow  Agent does not have any  interest  in
the Escrow Fund deposited hereunder but is serving as stakeholder only. Upon payment of the Escrow Fund as herein provided, the Escrow Agent shall be fully released from all liability and obligations with respect thereto.

                           (i) Any  payments of income  from the Escrow  Account
shall be subject to withholding regulations then in force with respect to United States taxes. The Parties will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certification, or non-resident alien certification. The Escrow Agent shall have no responsibility for tax reporting or filing, and such reporting or filing, if required, shall be the responsibility of Seller.

         6. Resignation. The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by the Parties or at any time may resign by giving written notice to such effect to the Parties.

Upon any such termination or resignation, the Escrow Agent shall deliver the Escrow Fund to any successor escrow agent designated by the Parties in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is 30 days after the date of delivery: (A) to the Escrow Agent of the other parties' notice of termination or (B) to the other parties hereto of the Escrow Agent's written notice of resignation. If at that time the Escrow Agent has not received a designation of a successor escrow agent, the Escrow Agent's sole responsibility after that time shall be to keep the Escrow Fund safe until receipt of a designation of successor escrow agent or a joint written disposition instruction by the other parties hereto or an enforceable order of a court of competent jurisdiction.

          7. Jurisdiction and Venue. The Parties irrevocably (i) submit to the jurisdiction of any New York State or federal court sitting in New York in any action or proceeding arising out of or relating to this Agreement, (ii) agree that all claims with respect to such action or proceeding shall be heard and determined in such New York State or federal court and (iii) waive, to the fullest extent possible, the defenses of an inconvenient forum. The parties hereby consent to and grant any such court jurisdiction over the persons of such parties and over the subject matter of any such dispute and agree that delivery or mailing of process or other papers in connection with any such action or proceeding in the manner provided hereinabove, or in such other manner as may be permitted by law, shall be valid and sufficient service thereof.

         8. Notices. All notices, instructions and other communications required or permitted to be given, forwarded or transmitted hereunder or necessary or convenient in connection herewith shall be in writing and shall be deemed to have been duly given if delivered personally, or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to it at its address set forth above (with a copy thereof as aforesaid to counsel designated by it), or when delivered to a nationally recognized overnight courier service or when sent by electronic facsimile transmission (with a copy to follow by mail as aforesaid), or to such other address as the person to whom notice is to be given shall have given notice of pursuant hereto.

         9. Miscellaneous. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns and shall not be enforceable by or inure to the benefit of any other third party except as provided with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties. No waiver hereunder shall be effective unless in a writing signed by the party to be charged. This Agreement may be amended, modified, superseded, or canceled, and any of the terms hereof may be waived, only by a written instrument executed by the parties hereto. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without reference to conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date and year first above written.



                                                     PROGRAMMER'S PARADISE, INC.


                                                     By: /s/ Roger Paradis
                                                        ------------------
                                                        Roger Paradis, President




                                                        THE SOFTWARE DEVELOPER'S
                                                        COMPANY, INC.


                                                     By: /s/ Barry N. Bycoff
                                                        --------------------


                                               GOLENBOCK, EISEMAN, ASSOR & BELL,
                                               as Escrow Agent


                                                      By: /s/ Lawrence M. Bell
                                                          --------------------
                                                       Lawrence M. Bell, Partner